                               KUHLMAN CORPORATION
                       1994 STOCK APPRECIATION RIGHTS PLAN
                       -----------------------------------

           (As Adopted November 17, 1994, Effective November 16, 1994)

                        INDEX OF DEFINITIONS AND PHRASES

Defined Term                                                                Page
- ------------                                                                ----

Disability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Exchange Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Fair Market Value of a share of Kuhlman common stock . . . . . . . . . . . . . 2
Kuhlman. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
SAR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Stock Appreciation Right . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Subsidiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

                               KUHLMAN CORPORATION
                       1994 STOCK APPRECIATION RIGHTS PLAN

           (As Adopted November 17, 1994, Effective November 16, 1994)


     1. EFFECTIVE DATE AND PURPOSE. Kuhlman Corporation, a Delaware corporation ("KUHLMAN"), has established this KUHLMAN CORPORATION 1994 STOCK APPRECIATION RIGHTS PLAN (the "PLAN"), effective as of November 16, 1994 (the "EFFECTIVE DATE"). The purpose of the Plan is to promote the long-term financial performance and goals of Kuhlman and its Subsidiaries by attracting, retaining, and motivating key employees of Kuhlman and its Subsidiaries with incentive compensation opportunities. For purposes of the Plan, the term "SUBSIDIARY" means any corporation in which Kuhlman owns directly or indirectly, through an unbroken chain of subsidiary corporations, stock possessing voting power sufficient to elect a majority of the directors of that corporation.

     2. PLAN ADMINISTRATION AND GOVERNING LAW. The Plan shall be administered by the Committee (as described below). In addition to those rights, duties, and powers vested in the Committee by other provisions of the Plan, the Committee shall have sole authority to:

     (a)  interpret the provisions of the Plan;

     (b) adopt, amend and rescind rules and regulations for the administration of the Plan; and

     (c) make all other determinations deemed by it to be necessary or desirable for the administration of the Plan.

The Committee shall exercise its authority only by a majority vote of its members at a meeting or by a writing signed by a majority of its members without a meeting. The Committee may not exercise its authority under the Plan with respect to any individual who is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") at any time that it has fewer than the minimum number of members required for "disinterested administration" of the Plan with respect to that individual under then applicable regulations issued under Section 16(a) or 16(b) of the Exchange Act. At any date, the members of the Committee shall be the members of the Compensation Committee of the Board of Directors of Kuhlman excluding any Director whose current or prior eligibility for or who was granted any stock, stock options, or stock appreciation rights under the Plan or any other plan of Kuhlman or a Subsidiary, if such eligibility or grant would cause that Director to fail to be considered a "disinterested administrator" or "disinterested person" under then applicable regulations issued under Section 16(a) or 16(b) of the Exchange Act.

Kuhlman Corporation 1994 Stock Appreciation Rights Plan
(As Adopted November 17, 1994, Effective November 16, 1994)               Page 1

The Plan shall be governed by, and administered and construed in accordance with, the internal laws and court decisions of the State of Delaware.

     3. GRANTS OF SARS. Stock Appreciation Rights may be granted under the Plan to any key executive, managerial, supervisory, administrative, or professional employee of Kuhlman or a Subsidiary, as determined by the Committee (an "EMPLOYEE"). The Committee may, at any time, grant one or more Stock Appreciation Rights to an Employee, whether or not the Employee has previously received a grant under the Plan; provided, however, that no Employee may be granted more than 50,000 SARs in any calendar year. For purposes of the Plan, the term "STOCK APPRECIATION RIGHT" or "SAR" means a right to receive, subject to the conditions and limitations of the Plan, as soon as practical after exercise of the right, only cash in an amount equal to the excess, if any, of:

     (a) the Fair Market Value of a share of Kuhlman common stock on the date of exercise of the right; over

     (b) the Fair Market Value of a share of Kuhlman common stock on the date of grant of the right.

For purposes of the Plan, the phrase "FAIR MARKET VALUE OF A SHARE OF KUHLMAN COMMON STOCK" means, at any date:

     (c) the closing price of Kuhlman common stock, as reported in the New York Stock Exchange Composite Transaction Table in THE WALL STREET JOURNAL for the trading date coincident with or next preceding the date for which the value is being determined rounded, if necessary, to the next full one cent; or

     (d) if such shares are not then listed on the New York Stock Exchange or not so reported (or determined by the Committee to be improperly reported), then as established by the Committee.

     4. SARS AVAILABLE. The total number of Stock Appreciation Rights that may be granted under the Plan over its term may not exceed 1,500,000. If an SAR granted under the Plan expires or is terminated without having been exercised, then that SAR shall not thereafter be considered in determining whether the limitation described in the next preceding sentence has been exceeded. In the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other similar change in the corporate structure or capitalization of Kuhlman which affects the outstanding Kuhlman common stock, appropriate adjustment, as reasonably determined in good faith by the Board of Directors of Kuhlman (or its successor), shall be made with respect to the (a) number of SARs which may thereafter be granted under the Plan; (b) the affected provisions of the Plan; and (c) the SARs previously granted under the Plan.

Kuhlman Corporation 1994 Stock Appreciation Rights Plan
(As Adopted November 17, 1994, Effective November 16, 1994)               Page 2

     5. AUTOMATIC EXERCISE OF SARS. Each SAR granted under the Plan shall, if not previously forfeited, be automatically exercised on the earliest to occur of:

     (a)  the fifth anniversary of the date of grant of the SAR;

     (b)  the date of the grantee's death;

     (c) the date that the grantee's employment with Kuhlman and all Subsidiaries terminates by reason of the grantee's retirement on or after age 65 (without remaining as a member of the Board of Directors of Kuhlman or of any Subsidiary) or the grantee's Disability; or

     (d) in the case of a grantee who remains as a member of the Board of Directors of Kuhlman or of any Subsidiary when the grantee's employment with Kuhlman and all Subsidiaries terminates, the first date that the grantee is no longer a member of the Board of Directors of Kuhlman or of any Subsidiary.

If the grantee's employment with Kuhlman and all Subsidiaries terminates for any reason other than retirement, as described in (c) above (without remaining as a member of the Board of Directors of Kuhlman or of any Subsidiary), death, or Disability, then any outstanding SAR granted to that grantee shall be forfeited and shall not be exercisable under the Plan; provided, however, that the Committee may, in its sole discretion, waive the forfeiture of the grantee's outstanding SARs and treat the grantee's employment termination date as the date of exercise of those SARs.

For purposes of the Plan, the term "DISABILITY" means a mental or physical condition which, in the opinion of a licensed physician selected by the Committee, renders a Participant incapable of performing the regular duties assigned to him by Kuhlman and the Subsidiaries.

     6. FUNDING MEDIUM. All amounts payable under the Plan shall be paid solely from the general assets of Kuhlman and the Subsidiaries. No Employee or grantee shall have any right to payment under the Plan greater than that of a general creditor of Kuhlman or a Subsidiary.

     7. NO SHAREHOLDER OR EMPLOYMENT RIGHTS. A grantee shall not have any rights of a stockholder of Kuhlman by reason of the grant or exercise of an SAR. The Plan does not constitute a contract of employment. Eligibility to receive, or receipt of, an SAR under the Plan does not give any individual the right to become or remain an employee of Kuhlman or a Subsidiary and does not limit in any way the right of Kuhlman or a Subsidiary to change the duties or responsibilities of any Employee.

Kuhlman Corporation 1994 Stock Appreciation Rights Plan
(As Adopted November 17, 1994, Effective November 16, 1994)               Page 3

     8. NON-TRANSFERABILITY. An SAR granted under the Plan may not be transferred except by will or the laws of descent and distribution; provided, however, that the grantee may designate a beneficiary or beneficiaries to receive payment on exercise on account of the grantee's death. A beneficiary must be designated on a form furnished by or acceptable to the Committee and shall be effective only if a properly executed form is filed with the Committee while the grantee is alive. An effective beneficiary designation shall cancel all beneficiary designations previously filed.

     9. WITHHOLDING TAXES ON EXERCISE. Kuhlman and each Subsidiary shall have the right to deduct, from any payment on exercise of an SAR, the amount of any tax that Kuhlman or the Subsidiary reasonably believes is required by law to be so withheld.

     10. TERM, AMENDMENT, AND TERMINATION OF PLAN. No SAR shall be granted under the Plan after November 16, 1999. SARs granted prior thereto, however, may extend beyond such date and the provisions of the Plan shall continue to apply thereto. The Board of Directors of Kuhlman may amend or terminate the Plan at any time; provided, however, that no amendment or termination of the Plan shall affect, in any manner that is adverse to the grantee without the consent of that grantee, the validity or terms of any SAR granted under the Plan before the later of the effective date or adoption date of the amendment or termination.

Kuhlman Corporation 1994 Stock Appreciation Rights Plan
(As Adopted November 17, 1994, Effective November 16, 1994)               Page 4